CONGRESS MID CAP GROWTH FUND
Retail Class – Ticker: CMIDX
Institutional Class – Ticker: IMIDX
CONGRESS LARGE CAP GROWTH FUND
Retail Class – Ticker: CAMLX
Institutional Class – Ticker: CMLIX
CONGRESS SMALL CAP GROWTH FUND
Retail Class – Ticker: CSMVX
Institutional Class – Ticker: CSMCX
(the "Funds")

a series of Professionally Managed Portfolios (the “Trust”)

Supplement dated July 18, 2022 to the
Statutory Prospectus and Statement of Additional Information
dated February 28, 2022

Effective immediately, all references to options as an investment strategy and as a principal investment risk of the Fund are hereby removed.

The following non-fundamental investment restriction has been added to the Statement of Additional Information.

The Fund is prohibited from investing in derivatives, excluding certain currency and interest rate hedging transactions. This restriction is not fundamental and may be changed by the fund without a shareholder vote. If the Fund does determine to invest in derivatives in the future, it will comply with Rule 18f-4 under the 1940 Act.

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Please retain this supplement with your Statutory Prospectus and Statement of Additional Information.